                                                         Exhibit 99.10


GE CAPITAL MORTGAGE SERVICES, INC.

AMENDED MONTHLY STATEMENT

 JANUARY 1997

REMIC Multi-Class Pass-Through Certificates

Series 1996-4

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i) The amount of such distribution allocable to principal:

Class 4-A1 ....   $    5.56499597             Class 4-A12 ...   $    5.56499479
Class 4-A2 ....   $    4.50458544             Class 4-A13 ...   $    0.00000000
Class 4-A3 ....   $    0.00000000             Class 4-PO ....   $    1.05630812
Class 4-A4 ....   $    0.00000000             Class 4-M .....   $    0.78163371
Class 4-A5 ....   $    0.78163319             Class 4-B1 ....   $    0.78163399
Class 4-A6 ....   $    0.00000000             Class 4-B2 ....   $    0.78163189
Class 4-A7 ....   $    7.78188797             Class 4-B3 ....   $    0.78163236
Class 4-A8 ....   $    6.87392935             Class 4-B4 ....   $    0.78163425
Class 4-A9 ....   $    6.14012963             Class 4-B5 ....   $    0.78163697
Class 4-A10 ...   $    0.00000000             Class 4-R .....   $    0.00000000
Class 4-A11 ...   $    6.14013000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
          Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

Class 4-A1 ....   $    4.48288631             Class 4-A12 ...   $    4.48288536
Class 4-A2 ....   $    3.62867188             Class 4-A13 ...   $    0.00000000
Class 4-A3 ....   $    0.00000000             Class 4-M .....   $    0.00000000
Class 4-A4 ....   $    0.00000000             Class 4-PO ....   $    0.85090973

Class 4-A5 ....   $    0.62964515             Class 4-B1 ....   $    0.00000000
Class 4-A6 ....   $    0.00000000             Class 4-B2 ....   $    0.00000000
Class 4-A7 ....   $    6.26870517             Class 4-B3 ....   $    0.00000000
Class 4-A8 ....   $    5.53729849             Class 4-B4 ....   $    0.00000000
Class 4-A9 ....   $    4.94618562             Class 4-B5 ....   $    0.00000000
Class 4-A10 ...   $    0.00000000             Class 4-R .....   $    0.00000000
Class 4-A11 ...   $    4.94618592

     iii) The amount of such distribution to the Certificateholders of each class, allocable to
          Interest:

Class 4-A1 ....        5.91477549             Class 4-A12 ...       25.91724038
Class 4-A2 ....        5.61006553             Class 4-A13 ...       32.76373094
Class 4-A3 ....        5.83333361             Class 4-M .....        5.79405346
Class 4-A4 ....        5.83333261             Class 4-PO ....        0.00000000
Class 4-A5 ....        5.79405348             Class 4-B1 ....        5.79405276
Class 4-A6 ....        5.83333335             Class 4-B2 ....        5.79405361
Class 4-A7 ....        5.44762825             Class 4-B3 ....        5.79405493
Class 4-A8 ....      468.05168371             Class 4-B4 ....        5.79405247
Class 4-A9 ....       32.60183776             Class 4-B5 ....        5.79405364
Class 4-A10 ...        6.98372329             Class 4-R .....        0.00000000
Class 4-A11 ...       29.69251899             Class 4-S .....        0.45321244

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution ..................................          84,751.59

(b)  The amounts below are for the aggregate of all Certificates.

     v)   The Pool Scheduled Principal Balances of each
          Mortgage Pool on the preceding Due Date after
          giving effect to all distributions allocable to
          principal made on such Distribution
          Date .............................................    $434,430,436.08

          The aggregate number of Mortgage Loans included in
          the Scheduled Principal Balance set forth
          above ............................................              1,502

     vi)  The Class Certificate Principal Balance of each
          Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such
          Distribution Date:

                                       Class Certificate            Single
                                       Principal Balance     Certificate Balance


                    Class 4-A1 ....      $  4,744,126.05               947.15
                    Class 4-A2 ....      $143,933,752.78               957.22
                    Class 4-A3 ....      $ 15,286,513.00             1,000.00
                    Class 4-A4 ....      $  4,600,000.00             1,000.00
                    Class 4-A5 ....      $ 42,194,819.41               992.48
                    Class 4-A6 ....      $ 46,775,033.00             1,000.00
                    Class 4-A7 ....      $  6,504,656.14               926.10
                    Class 4-A8 ....      $ 46,865,492.63               934.72
                    Class 4-A9 ....      $ 49,242,195.88               941.69
                    Class 4-A10 ...      $  5,992,000.00             1,000.00
                    Class 4-A11 ...      $ 18,833,770.67               941.69
                    Class 4-A12 ...      $ 14,232,374.32               947.15
                    Class 4-A13 ...      $ 10,120,000.00             1,000.00
                    Class 4-PO ....      $    517,278.67               976.84
                    Class 4-M .....      $ 10,058,898.77               992.48
                    Class 4-B1 ....      $  4,470,621.46               992.48
                    Class 4-B2 ....      $  3,352,965.60               992.48
                    Class 4-B3 ....      $  3,129,435.22               992.48
                    Class 4-B4 ....      $  1,788,247.98               992.48
                    Class 4-B5 ....      $  1,788,254.50               992.48
                    Class 4-R .....      $          0.00                 0.00
                    Class 4-S .....      $412,476,956.52               915.70

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage
          Loan:

          book value .......................................    $             0
          unpaid principal balance .........................    $             0
          number of related mortgage loans .................                  0

    viii) The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were;

            (a)  delinquent
                (1)  30-59 days
            *Number                22      *Principal Balance   $  5,882,502.26
                (2)  60-89 days
             Number                 4       Principal Balance   $  1,071,822.74
                (3)  90 days or more
             Number                 1       Principal Balance   $    265,208.77

            (b)  in foreclosure
             Number                 0       Principal Balance   $          0.00

     ix)  The Scheduled Principal Balance of any Mortgage
          Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to

          Section 3.01(c); .................................    $          0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

              Class 4-S: ................          0.561700%

     1.   Senior Percentage for such Distribution Date: ....        94.35080000%

     2.   Group I Senior Percentage for such Distribution
          Date: ............................................        84.65652400%

     3.   Group II Senior Percentage for such Distribution
          Date: ............................................         9.69427600%

     4.   Senior Prepayment Percentage for such Distribution
          Date: ............................................       100.00000000%

     5.   Group I Senior Prepayment Percentage for such
          Distribution Date: ...............................       100.00000000%

     6.   Group II Senior Prepayment Percentage for such
          Distribution Date: ...............................         0.00000000%

     7.   Junior Percentage for such Distribution Date: ....         5.64920000%

     8.   Junior Prepayment Percentage for such Distribution
          Date: ............................................         0.00000000%